UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23978

MA Specialty Credit Income Fund

(Exact name of registrant as specified in charter)

3 W Main Street, Suite 301

Irvington, NY 10533

(Address of principal executive offices) (Zip code)

Paul Grady

MA Asset Management, LLC

3 W Main St., Suite 301

Irvington, New York 10533

(Name and address of agent for service)

registrant's telephone number, including area code: (914) 670-8996

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

(a)

MA Specialty Credit Income Fund

Semi-Annual Report

For the Six-Month Period Ended June 30, 2025
(Unaudited)

MA Specialty Credit Income Fund
Table of Contents

MA Specialty Credit Income Fund
Shareholder Letter
June 30, 2025 (Unaudited)

Dear Shareholders,

We are pleased to present the Semi-Annual Report for MA Specialty Credit Income Fund (the "Fund")1 for the six-month period ended June 30, 2025. We appreciate your continued trust as we work to deliver consistent and resilient returns in line with the Fund's objectives.

During the first half of 2025, the Fund navigated an evolving credit market shaped by moderating inflation, a cooling U.S. economy, and emerging tariff concerns. Core inflation eased to 2.8% year-over-year while unemployment remained near historic lows, underscoring a resilient labor market despite softer growth trends. The announcement of new tariffs on a range of imported goods introduced additional uncertainty for certain sectors, prompting selective repricing of credit risk and creating opportunities for disciplined lenders. Public credit markets remained active, with spreads staying tight. This trend has also been reflected in our pipeline, where certain asset-based finance opportunities are offering lower stated yields than would have been available six months ago.

Since operations began on May 28, 2024, the Fund has generated a cumulative net return2 of 10.08% including a return of 9.69% for the one-year period ended June 30, 2025; and a return of 4.35% for the six-month period ended June 30, 2025. This compares to returns of 4.02% and 4.57% for the IG Bonds (BBG AGG)4 and High Yield (BBG HY)5 indices, respectively, over the same six-month period. Performance was driven by a portfolio of highly diversified loans across several segments, including insurance premium finance, patient financing, consumer specialty receivables, and accounts receivable lending.

Based on activity in the first half of the year, we expect to see a number of opportunities in the months ahead that align with the Fund's focus on private, directly originated asset-based and alternative credit investments. We believe the Fund remains positioned to deliver attractive risk-adjusted returns through various market cycles by maintaining a diversified credit portfolio, disciplined underwriting standards, and active risk management. We continue to leverage our direct origination capabilities and the experience of our investment team to source and structure transactions designed to provide consistent monthly distributions3 and complement traditional fixed income portfolios.

We appreciate your continued support and look forward to our relationship with you.

Sincerely,

Ashees Jain
US Chief Investment Officer

MA Asset Management, LLC

The performance data quoted represents past performance and is not a guarantee of future results.

MA Specialty Credit Income Fund is distributed by Distribution Services, LLC, 190 Middle Street, Suite 190, Portland ME, 04101. Distribution Services, LLC and MA Asset Management are unaffiliated.

1.  The MA Specialty Credit Income Fund is a "non-diversified" Fund under the Investment Company Act of 1940. Changes in the market value of a single holding may cause a greater fluctuation in the Fund's net asset value than in a "diversified" fund. The Fund is not intended as a complete investment program but instead as a way to help investors diversify into credit related investments.

2.  Net return is calculated on a compounded basis.

3.  There is no guarantee that the Fund can or will pay distributions or whether any of the distributions will be derived from return of capital.

4.  "IG Bonds" refers to investment-grade bonds, benchmarked against the Bloomberg U.S. Aggregate Index (BBG AGG), a broad-based benchmark measuring the U.S. dollar-denominated, investment-grade, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency MBS, ABS, and CMBS (agency and non-agency).

5.  "High Yield" refers to high-yield investments, benchmarked against the Bloomberg U.S. Corporate High Yield Index (BBG HY), which tracks the U.S. dollar-denominated, high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, as defined by the index methodology, are excluded.

MA Specialty Credit Income Fund
Consolidated Schedule of Investments
June 30, 2025 (Unaudited)

Description	Interest	Maturity Date	Shares/ Principal	Cost	Value
Collateralized Loan Obligations (3.45%)
ABPCI Direct 2024-17(a)(b)	12.28% (3-Month SOFR + 8.00%)	8/1/2036	$1,500,000	$1,498,125	$1,535,555
HPSPR 2023-1A E(a)(b)	14.11% (3-Month SOFR + 9.85%)	7/15/2035	2,500,000	2,514,844	2,526,517
Total Collateralized Loan Obligations (Cost $4,012,969) (3.45%)				4,012,969	4,062,072
Private Investment Vehicles (17.20%)
MSM SLPP ONSHORE LP(c)(d)			20,000,000	20,000,000	20,239,411
Total Private Investment Vehicles (Cost $20,000,000) (17.20%)				20,000,000	20,239,411
Private Loans (78.50%)
ABL REVOLVER IHC(a)(e)	13.82% (1-Month SOFR + 9.50%)	6/30/2027	2,856,912	2,856,912	2,889,955
ABL REVOLVER RF(a)(e)(f)	13.57% (1-Month SOFR + 9.25%)	4/15/2026	8,760,629	8,760,629	8,808,401
ABL TERM PCG(e)(f)	12.00%	6/28/2027	3,058,771	3,058,771	3,064,420
ABL TERM GP(a)(e)	11.29% (Daily SOFR + 7.00%)	9/27/2028	25,000,000	25,000,000	25,134,350
ABL TERM VI(e)	13.50%	11/20/2027	15,000,000	15,000,000	15,027,405
BE OLD I LLC ELC(d)(e)(f)(g)	11.00%	9/30/2028	9,364,094	7,662,998	6,706,730
BE OLD I LLC 2ALC(d)(e)(f)(g)	12.00%	2/29/2028	1,049,978	859,478	728,669
ABL TERM HFD(e)	15.00%	4/30/2027	30,000,000	30,000,000	30,011,760
Total Private Loans (Cost $93,198,788) (78.50%)				93,198,788	92,371,690
Private Real Estate Debt (3.75%)
XCAL 2023-MSN10 B1(a)(b)(e)(f)	10.83% (1-Month SOFR + 6.50%)	11/15/2025	1,323,087	1,323,087	1,319,779
XCAL 2023-MSN10 B2(a)(b)(e)(f)	20.91% (1-Month SOFR + 16.58%)	11/15/2025	541,667	541,667	473,959
XCF 2024-OSL A(a)(b)(e)(f)	8.75% (1-Month SOFR + 4.00%)	2/15/2026	2,000,000	2,000,000	2,060,650
XCF 2024-OSL B2(a)(b)(e)(f)	28.96% (1-Month SOFR + 24.21%)	2/15/2026	550,000	550,000	565,651
Total Private Real Estate Debt (Cost $4,414,754) (3.75%)				4,414,754	4,420,039
Short-Term Investments
Money Market Fund (1.63%)
Fidelity Investments Money Market Treasury Portfolio—Class I	4.33%(h)		1,920,728	1,920,728	1,920,728
Total Short-Term Investments (Cost $1,920,728) (1.63%)				1,920,728	1,920,728
Total Investments (Cost $123,547,239) (104.53%)				$123,547,239	$123,013,940
Liabilities in excess of other assets (-4.53%)					(5,335,632)
Net Assets—100.00%					$117,678,308

  (a)  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of June 30, 2025.

  (b)  Security exempt from registration under Rule 144A of the Securities Act of 1933. This security is restricted to resale to qualified buyers.

See accompanying notes to the consolidated financial statements.

MA Specialty Credit Income Fund
Consolidated Schedule of Investments
June 30, 2025 (Unaudited) (Continued)

  (c)  Valued using net asset value per share (or its equivalent) as a practical expedient. Please see Note 3 in the Notes to the Financial Statements for respective investment strategies, unfunded commitments, and redemptive restrictions.

  (d)  Security restricted as to resale.

  (e)  Fair valued using significant unobservable inputs. The total of all such investments represents 82.25% of net assets.

  (f)  Investment was acquired in-kind from private funds managed by the Adviser between May 28, 2024 and June 30, 2024 in exchange for cash and shares.

  (g)  This investment is made through the majority owned subsidiary BE OLD I, LLC.

  (h)  The rate is the annualized seven-day yield at period end.

Summary by Investment Type	Value	% of Net Assets
Collateralized Loan Obligations	$4,062,072	3.45%
Private Investment Vehicles	20,239,411	17.20%
Private Loans	92,371,690	78.50%
Private Real Estate Debt	4,420,039	3.75%
Short-Term Investments	1,920,728	1.63%
Total Investments	123,013,940	104.53%
Liabilities in excess of other assets	(5,335,632)	(4.53)%
Total	$117,678,308	100.00%

Additional information on restricted securities is as follows:

Investment	Initial Acquisition Date	Cost
ABPCI Direct 2024-17	4/15/2025	$1,498,125
BE OLD I LLC ELC	6/1/2024	7,662,998
BE OLD I LLC 2ALC	6/1/2024	859,478
HPSPR 2023-1A E	4/2/2025	2,514,844
MSM SLPP ONSHORE LP	4/18/2025	20,000,000
XCAL 2023-MSN10 B1	6/1/2024	1,323,087
XCAL 2023-MSN10 B2	6/1/2024	541,667
XCF 2024-OSL A	6/10/2024	2,000,000
XCF 2024-OSL B2	6/10/2024	550,000

See accompanying notes to the consolidated financial statements.

MA Specialty Credit Income Fund
Consolidated Statement of Assets and Liabilities
June 30, 2025 (Unaudited)

ASSETS:
Investments in securities, at value (cost $121,626,511)	$121,093,212
Investments in short-term investments, at value (cost $1,920,728)	1,920,728
Cash	231,826
Interest	1,034,004
Deferred offering costs (see note 2)	208,463
Prepaid expenses	378,630
Other assets	63,941
Total Assets	$124,930,804
LIABILITIES:
Secured credit facility (net of deferred financing fees of $346,463) (see note 7)	$6,503,537
Payable to Adviser	166,423
Interest on secured credit facility	111,046
Accounting and administrative fees	30,433
Transfer agent fees and expenses	4,483
Professional fees	84,726
Custody fees	4,440
Deferred loan revenue	198,732
Other accrued expenses	148,676
Total Liabilities	7,252,496
Net assets	$117,678,308
NET ASSETS CONSIST OF:
Paid-in capital (unlimited shares authorized at $0.001 par value common stock)	$118,725,380
Total accumulated deficit	(1,047,072)
Total net assets	$117,678,308
Class S shares of beneficial interest outstanding	4,725,345
Net asset value per share	$24.90

See accompanying notes to the consolidated financial statements.

MA Specialty Credit Income Fund
Consolidated Statement of Operations
For the Six-Months Ended June 30, 2025 (Unaudited)

INVESTMENT INCOME:
Interest income	$5,257,893
Total investment income	5,257,893
EXPENSES:
Incentive fees	635,215
Management fees	459,053
Professional fees	264,621
Interest on secured credit facility	240,651
Offering costs (see note 2)	187,670
Commitment fees	126,907
Accounting and administrative fees	94,950
Trustee fees	79,342
Servicing fees	77,008
Organizational costs (see note 2)	62,750
Chief compliance officer fees	27,671
Pricing expense	25,054
Transfer agent fees and expenses	20,353
Insurance expense	17,525
Custody fees	13,589
Other expenses	105,303
Total expenses	2,437,662
Less: reimbursement from the Adviser (see note 6)
Expenses voluntarily waived by the Adviser	(224,568)
Expenses contractually waived by the Adviser	(942,126)
Net Expenses	1,270,968
Net investment income	3,986,925
NET REALIZED LOSS AND NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(26,244)
Net change in unrealized appreciation/(depreciation) on:
Investments	197,357
Total net realized loss and net change in unrealized appreciation on investments	171,113
Net increase in net assets resulting from operations	$4,158,038

See accompanying notes to the consolidated financial statements.

MA Specialty Credit Income Fund
Consolidated Statements of Changes in Net Assets

	For the Six-Months Ended June 30, 2025 (Unaudited)	For the Period May 28, 2024 (Commencement of Operations) to December 31, 2024
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$3,986,925	$3,794,415
Net realized gain/(loss) on investments	(26,244)	49,861
Net change in unrealized appreciation/(depreciation) on investments	197,357	(730,656)
Net increase in net assets resulting from operations	4,158,038	3,113,620
DISTRIBUTIONS TO SHAREHOLDERS:
Class S	(4,327,584)	(3,686,076)
Total distributions to shareholders	(4,327,584)	(3,686,076)
CAPITAL TRANSACTIONS:
Proceeds from shares sold:
Class S	46,367,685	45,201,993
Reinvestment of distributions:
Class S	33,389	2,353
In kind contributions:
Class S	—	29,831,690
Cost of shares repurchased:
Class S	—	(3,016,800)
Net increase in net assets from capital transactions	46,401,074	72,019,236
Total increase in net assets	46,231,528	71,446,780
Net assets:
Beginning of period	71,446,780	—
End of period	$117,678,308	$71,446,780
CAPITAL SHARE TRANSACTIONS:
Issuance of shares:
Class S	1,857,209	2,986,703
Shares reinvested:
Class S	1,339	94
Shares repurchased:
Class S	—	(120,000)
Net increase from capital share transactions	1,858,548	2,866,797

See accompanying notes to the consolidated financial statements.

MA Specialty Credit Income Fund
Consolidated Statement of Cash Flows
For the Six-Months Ended June 30, 2025 (Unaudited)

Cash flows from operating activities:
Net increase in net assets from operations	$4,158,038
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(74,275,979)
Proceeds from redemptions, sales, or other dispositions of investments	34,136,363
Net cash (paid) received for purchases, sales, and maturities of short-term investments	(1,576,149)
Net realized loss/(gain) on investments	26,244
Net change in unrealized depreciation/(appreciation) on:
Investments	(197,357)
Changes in operating assets and liabilities:
Assets:
Interest	(239,679)
Deferred offering costs (see note 2)	118,543
Prepaid expenses	(57,450)
Other assets	(11,561)
Liabilities:
Payable to Adviser	(72,427)
Due to related parties	(807,962)
Accrued organizational costs (see note 2)	(33,333)
Interest on secured credit facility	63,715
Accounting and administrative fees	6,877
Transfer agent fees and expenses	(12,137)
Professional fees	589
Custody fees	(13,190)
Trustee fees	(80,000)
Chief compliance officer fees	(13,950)
Deferred loan revenue	(42,733)
Other accrued expenses	28,410
Net cash used in operating activities	(38,895,128)
Cash flows from financing activities:
Proceeds from secured credit facility	30,300,000
Repayments on secured credit facility	(34,270,415)
Proceeds from shares sold	46,367,685
Cash distributions paid, net of reinvestments	(4,294,195)
Net cash provided by financing activities	38,103,075
Net change in cash	(792,053)
Cash at beginning of period	1,023,879
Cash at end of period	$231,826
Supplemental disclosure of cash activity:
Interest paid on borrowings	$176,936

See accompanying notes to the consolidated financial statements.

MA Specialty Credit Income Fund
Consolidated Financial Highlights

	For the Six-Months Ended June 30, 2025 (Unaudited)	For the Period May 28, 2024 (Commencement of Operations) to December 31, 2024
Net asset value per share, beginning of period	$24.92	$25.00 *
Net investment income(1)	1.02	1.62
Net realized gain/(loss) and unrealized loss	0.04	(0.28)
Total from investment operations	1.06	1.34
Distributions to shareholders	(1.08)	(1.42)
Net asset value per share, end of period	$24.90	$24.92
Total Return(2)(3)	4.35%	5.50%
Ratios/Supplemental Data:
Gross expenses(4)(5)	4.79%	5.69%
Net expenses(4)(5)(6)	2.63%	2.91%
Net investment income(4)(6)	8.26%	10.87%
Net assets end of period (in thousands)	$117,678	$71,447
Portfolio turnover(3)	40.11%	51.93%

  *  Represents the initial net asset value per share of $25.00.

  (1)  Based on average shares outstanding during the period.

  (2)  Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period and reinvestment of all distributions during the period, if any.

  (3)  Not annualized for periods less than one year.

  (4)  Annualized for periods less than one year, with the exception of non-recurring offering and organizational costs.

  (5)  Percentages shown include interest expense. Gross and net expense ratios, respectively, excluding interest expense and commitment fees are as follows:

Gross Expenses(4)	4.03%	4.99%
Net Expenses(4)	1.87%	2.22%

  (6)  The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund until May 1, 2026, to limit the amount of the Fund's total annual ordinary operating expenses, excluding certain "Specified Expenses" as outlined in the Notes to the Consolidated Financial Statements.

Secured Credit Facility	For the Six-Months Ended June 30, 2025 (Unaudited)	For the Period May 28, 2024 (Commencement of Operations) to December 31, 2024
Senior securities, end of period (000's)	$6,850	$10,820
Asset coverage, per $1,000 of senior security principal amount	18,129	7,603

See accompanying notes to the consolidated financial statements.

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2025 (Unaudited)

1.  ORGANIZATION

MA Specialty Credit Income Fund (the "Fund") is organized as a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund commenced operations on May 28, 2024 and registered as an investment company under the 1940 Act on July 1, 2024. The Fund has registered two separate classes of shares of beneficial interests, designated as Class S Shares, and Class F Shares (collectively, the "Shares"). Only Class S Shares are currently offered for purchase. The Fund may offer additional classes of its Shares in the future.

The investment adviser to the Fund is MA Asset Management, LLC (the "Adviser"). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is a wholly-owned subsidiary of MA Financial Group Limited ("MA Financial Group").

The Fund's investment objective is to generate attractive current income from a differentiated portfolio of credit investments, while maintaining capital stability and selectively seeking opportunities for capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its assets in private loans, credit facilities, and credit-related investments (each a "Loan") sourced by the Adviser. These Loans would typically be made by the Fund either (a) directly to borrowers, (b) sourced from or financed in partnership with non-bank originators, which are finance companies whose primary line of business is making loans or leases that the Adviser has a proprietary relationship with, or (c) in some cases, sourced from or financed in partnership with banks or traditional financial institutions that the Adviser has a proprietary relationship with. The Adviser analyzes a broad group of specialty credit and asset-based finance segments, spanning consumer Loans, commercial Loans and Loans with specialized collateral, and seeks to select what the Adviser believes are the best opportunities within the various segments of the asset-based finance market. The Adviser believes that the opportunity set in these specialty credit and asset-based finance segments is attractive, with the potential to generate compelling returns, and highly scalable as banks and traditional financial institutions continue to narrow their lending focus due to market, structural and secular forces. The Fund's investment strategy is designed to produce a portfolio that is low to moderate duration, high yielding, well collateralized, with consistent cash flow characteristics, a strong risk/return edge and low correlation to liquid or traditional fixed income markets. Through these types of investments, the Adviser seeks to further reduce the overall risk and duration of the Fund's portfolio and to give the Fund exposure to the substantial growth of non-bank finance opportunities emerging as banks and traditional financial institutions continue to narrow the focus of their direct lending activities. The form of the Loans that the Adviser will originate for the Fund could include senior credit, structured credit (on a senior or subordinated basis) or other forms of credit-related instruments such as leases, receivables, loan purchase relationships, forward flow programs, preferred instruments or equivalent, or other payment streams. In addition to its primary focus of investing in private Loans, the Adviser will also seek to hold a portion of the Fund's investment portfolio in certain types of tradeable instruments, which will generally be structured products, that are aligned to its broader specialty credit and asset-based finance investment strategy, in order to facilitate liquidity for the Fund and, at certain times, to opportunistically capitalize on market conditions. There is no limit on the maturity or duration of the loans that the Fund will originate. The Fund may invest in additional strategies in the future as opportunities in different strategies present.

Prior to the Fund's registration as an investment company under the 1940 Act, certain private funds managed by the Adviser transferred certain of their assets to the Fund in exchange for cash and shares of the Fund in an aggregate amount equal to the net asset value ("NAV") of the transferred assets.

Consolidation of Subsidiaries

On July 20, 2021, BE OLD I, LLC ("BE OLD") was formed as a limited liability company, and it is a majority-owned subsidiary of the Fund. The Fund owns 77.27% of BE OLD. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, Consolidated Statement of Cash Flows, and Consolidated Financial Highlights of the Fund includes the Fund's proportionate ownership of BE OLD's accounts. The proportionate share of all inter-company accounts and transactions have been eliminated in the consolidation for the Fund. On June 1, 2024, 77.27% of the interests in BE OLD were transferred to the Fund in exchange for shares of the Fund in an aggregate

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2025 (Unaudited) (Continued)

amount equal to the NAV of the transferred assets. At the time of this transfer, the Fund's proportionate share of the assets of BE OLD was $13,953,773 and the Fund's proportionate share of the liabilities of BE OLD was $5,453,773. As of June 30, 2025, the net value of the Fund's ownership of BE OLD was $7,687,664, or approximately 6.53% of the Fund's total net assets. BE OLD I LLC is a special purpose vehicle (SPV) established to facilitate investments in small balance consumer loans. The Fund holds a preferred equity interest in BE OLD I LLC, which is collateralized by a portfolio of these loans.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services—Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of trustees and the Fund's seed audit costs. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund's registration statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, SAI and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs as of the date of the accompanying financial statements are $338,372 and $403,469, respectively. Organizational costs are expensed as incurred subject to the Expense Limitation Agreement. Offering costs, which are subject to the Expense Limitation Agreement, are accounted for as a deferred charge until Fund shares are offered to the public and will therefore be amortized to expense over twelve months on a straight-line basis. As of June 30, 2025, $208,463 of offering costs remains as an unamortized deferred asset, while $187,670 has been expensed subject to the Fund's Expense Limitation Agreement.

Cash and Cash Equivalents

Cash includes cash deposits held at banks or other financial institutions. Cash equivalents represent short-term, highly liquid investments that are readily convertible to known amounts or cash, with a near maturity date (typically three months or less) so the risk of a change in value due to interest rates is insignificant.

Valuation of Investments

The Board of Trustees of the Fund ("the Board") has approved valuation procedures for the Fund (the "Valuation Procedures") which are used for determining the fair value of any Fund investments for which a market quotation is not readily available. The valuation of the Fund's investments is performed in accordance with the principles found in Rule 2a-5 of the 1940 Act and in conjunction with FASB's Accounting Standards Codification Topic 820, Fair Value Measurement ("ASC 820-10"). The Board has designated the Adviser as the valuation designee of the Fund. As valuation designee, the Adviser performs the fair value determination relating to any and all Fund investments, subject to the conditions and oversight requirements described in the Valuation Procedures. In furtherance of its duties as valuation designee, the Adviser has formed a valuation committee (the "Valuation Committee"), to perform fair value determinations and oversee the day-to-day functions related to the fair valuation of the Fund's investments. The Valuation Committee may consult with representatives from outside legal counsel or other third-party consultants in their discussions and deliberations.

In determining the NAV, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2025 (Unaudited) (Continued)

instruments, cash flows, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument's issuer or market activity provided by the Fund's Adviser. Non-U.S. securities and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service. Private investment vehicles may be valued using net asset value ("NAV") as a practical expedient to estimate the fair value of such interests.

In certain situations, the valuation designee may use the fair value of a portfolio instrument if such portfolio instrument is not priced by a pricing service, if the pricing service's price is deemed unreliable or if events occur after the close of a securities market (usually a foreign market) and before the Fund values its assets that would materially affect NAV. A portfolio instrument that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because non-U.S. portfolio instruments may trade on days when Fund Shares are not priced, the value of portfolio instruments held by the Fund can change on days when Fund Shares cannot be redeemed. The valuation designee expects to use fair value pricing primarily when a portfolio instrument is not priced by a pricing service or a pricing service's price is deemed unreliable.

Due to the subjective nature of fair value pricing, the Fund's value for a particular portfolio instrument may be different from the last price determined by the pricing service or the last bid or ask price in the market.

Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates fair value. The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower's ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.

Collateralized Loan Obligations

The Fund may invest in collateralized loan obligations ("CLOs"). CLOs are backed by a portfolio of senior secured loans. The Fund's CLO investments may include senior/mezzanine CLO debt tranches (rated investment grade), mezzanine CLO debt tranches (rated below investment grade or unrated), subordinated CLO equity tranches (unrated), leveraged loans (including warehouse facilities that hold such loans) and vehicles that invest indirectly in CLO securities or leveraged loans. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. In light of the above, CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund's ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund's principal investment. CLO securities carry additional risks, including: (i) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (iv) the complex structure of a particular security may produce disputes with the issuer or unexpected investment results, especially during times of market stress or volatility.

CLOs and collateralized debt obligation ("CDOs") are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities.

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2025 (Unaudited) (Continued)

Distributions to Shareholders

The Fund's distribution policy is to accrue dividends monthly and make monthly distributions to Shareholders. The Fund's distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to the Shareholder's original investment.

Federal Income Taxes

As of July 1, 2024, the Fund qualifies and intends to continue to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the "more likely than not" standard as of June 30, 2025.

Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote.

Repurchase Offers

The Fund is a closed-end investment company structured as an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% of the Fund's outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund's Shares outstanding on the repurchase request deadline. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during in the particular repurchase offer.

During the six-month period ended June 30, 2025 the Fund completed two repurchase offers as follows:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Offer Amount	% of Shares Repurchased	Number of Shares Repurchased
January 3, 2025	February 7, 2025	5.00%	0.00%	—
April 7, 2025	May 12, 2025	5.00%	0.00%	—

Segment Reporting

The Fund's chief operating decision maker (CODM), the Principal Executive Officer, manages the Fund's business activities as a single operating and reportable segment at the consolidated level. Accordingly, the CODM uses consolidated net income to measure segment profit or loss, allocate resources and assess performance. Further, the CODM reviews and utilizes functional expenses (cost of revenue, sales, and marketing, research and development and general administrative) at the consolidated level to manage the Fund's operations. Other segment items included in consolidated net income are interest income and other expenses, which are reflected in the consolidated statement of operations.

3.  FAIR VALUE DISCLOSURES

The Fund records all investments at fair value. In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2025 (Unaudited) (Continued)

that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based on unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

•  Level 1—Inputs that reflect unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

•  Level 2—Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, including inputs in markets that are not considered to be active.

•  Level 3—Inputs that are unobservable.

Investments in private investment vehicles are valued based upon NAV as a practical expedient to determine fair value and are not required to be categorized in the fair value hierarchy.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine fair value based on its own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement; however, the determination of what constitutes "observable" requires significant judgment by the valuation designee. The valuation designee considers observable data to be market data that is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

Where the Fund uses the NAV as a practical expedient to determine the fair value of certain Investment Funds, these investments have not been classified in the U.S. GAAP fair value hierarchy. The Fund's short-term investment money market is valued at its publicly traded NAV as a Level 1 investment.

The following table is a summary of information about the levels within the fair value hierarchy at which the Fund's investments are measured as of June 30, 2025:

Investments	Level 1	Level 2	Level 3	Practical Expedient	Total
Short-Term Investments	$1,920,728	$—	$—	$—	$1,920,728
Collateralized Loan Obligations	—	4,062,072	—	—	4,062,072
Private Investment Vehicles	—	—	—	20,239,411	20,239,411
Private Loans	—	—	92,371,690	—	92,371,690
Private Real Estate Debt	—	—	4,420,039	—	4,420,039
Total	$1,920,728	$4,062,072	$96,791,729	$20,239,411	$123,013,940

The following is a roll-forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning balance December 31, 2024	Transfers into Level 3	Transfers out of Level 3	Total realized gain/(loss)	Total unrealized appreciation/ (depreciation)	Purchases	Sales	Balance as of June 30, 2025
Private Loans	$71,875,722	$—	$—	$—	$(16,271)	$50,262,853	$(29,750,614)	$92,371,690
Private Real Estate Debt	5,921,720	—	—	—	(73,975)	—	(1,427,706)	4,420,039
	$77,797,442	$—	$—	$—	$(90,246)	$50,262,853	$(31,178,320)	$96,791,729

The change in unrealized appreciation/(depreciation) for investments held at period end is $(90,246).

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2025 (Unaudited) (Continued)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2025:

Investment Type	Fair Value June 30, 2025	Valuation Methodologies	Unobservable Input*	Input Range		Weighted Average
Private Loans	$92,371,690	Discounted cash flow	Discount rate	7.00 14.52%	% -	12.76%
Private Real Estate Debt	4,420,039	Discounted cash flow	Discount rate	8.91 34.03%	% -	12.92%

*  The impact of an increase in input would be a decrease in valuation.

The following is the fair value measurement of investments that are measured at NAV per share (or its equivalent) as a practical expedient:

Private Investment Vehicles	Investment Strategy	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period	Lock Up Period
MSM SLPP ONSHORE LP	Middle market direct lending	$20,239,411	$30,000,000	None	N/A	Perpetual unless the Partnership is sooner dissolved pursuant to the applicable provisions contained in the Agreement of Exempted Limited Partnership.

4.  PRINCIPAL RISKS

Investing in the Fund involves risks, including the risk that a Shareholder may receive little or no return on their investment or that a Shareholder may lose part or all of their investment. Below is a summary of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund please see the Fund's prospectus.

Shares Not Listed; No Market for Shares

The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment.

Closed-end Interval Fund; Liquidity Risks

The Fund is a non-diversified, closed-end management investment company structured as an "interval fund" and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund's Shares and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of an investor's Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, an investor may not be able to sell its Shares when and/or in the amount that it desires.

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2025 (Unaudited) (Continued)

Interest Rate Risk

General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on the Fund's investments and investment opportunities and, accordingly, may have a material adverse effect on the Fund's rate of return on invested capital, the Fund's net investment income and the Fund's NAV. Certain of the Fund's debt investments will have variable interest rates that reset periodically based on benchmarks such as SOFR and the prime rate, so an increase in interest rates may make it more difficult for issuers to service their obligations under the debt investments that the Fund will hold. In addition, to the extent the Fund borrows money to make investments, its returns will depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on the Fund's net investment income to the extent it uses debt to finance its investments. In periods of rising interest rates, the Fund's cost of funds would increase, which could reduce its net investment income. In general, rising interest rates will negatively impact the price of a fixed rate debt instrument and falling interest rates will have a positive effect on price. Adjustable rate instruments also react to interest rate changes in a similar manner, although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors). From time to time, the Fund may be exposed to medium- to long-term spread duration securities. Longer spread duration securities have a greater adverse price impact to increases in interest rates. Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules.

If general interest rates rise, there is a risk that the issuers in which the Fund holds floating rate securities will be unable to pay escalating interest amounts, which could result in a default under their loan documents. Rising interest rates could also cause issuers to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In addition, rising interest rates may increase pressure on the Fund to provide fixed rate loans, which could adversely affect the Fund's net investment income, as increases in the cost of borrowed funds would not be accompanied by increased interest income from such fixed-rate investments.

Risks Associated with the Fund Distribution Policy

The Fund intends to make regular distributions. In order to maintain a relatively stable level of distributions, the Fund may pay out less than all of its net investment income to the extent consistent with maintaining its ability to be subject to tax as a "regulated investment company" under the Code, pay out undistributed income from prior months, return capital in addition to current period net investment income or borrow money to fund distributions. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its Shareholders because it may result in a return of capital, which would reduce the NAV of the Shares and, over time, potentially increase the Fund's expense ratios. If a distribution constitutes a return of capital, it means that the Fund is returning to Shareholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The Fund's distribution policy may be changed at any time by the Board.

There is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund's net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund's then-current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), a portion of each distribution paid with respect to such taxable year would generally be treated as a return of capital for U.S. federal income tax purposes, thereby reducing the amount of a Shareholder's tax basis in such Shareholder's Fund Shares. When a Shareholder sells Fund Shares, the amount, if any, by which the sales price exceeds the Shareholder's tax basis in Fund Shares may be treated as a gain subject to tax. Because a return of capital reduces a Shareholder's tax basis in Fund Shares, it generally will increase the amount of such Shareholder's gain or decrease the amount of such Shareholder's loss when such Shareholder sells Fund Shares. To the extent that the amount of any return of capital distribution exceeds a Shareholder's tax basis in Fund Shares, such excess generally will be treated as gain from a sale or exchange of the Shares.

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2025 (Unaudited) (Continued)

If the Fund elects to issue preferred Shares and/or notes or other forms of indebtedness, its ability to make distributions to its Shareholders may be limited by the asset coverage requirements and other limitations imposed by the 1940 Act and the terms of the Fund's preferred Shares, notes or other indebtedness.

High Yield Debt Risk

The Fund may invest in debt securities that may be classified as "higher-yielding" (and, therefore, higher-risk) debt securities (also known as "junk bonds"). In most cases, such debt will be rated below "investment grade" or will be unrated and will face both ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer's failure to make timely interest and principal payments. The market for high yield securities (junk bonds) has experienced periods of volatility and reduced liquidity. High yield securities (junk bonds) may or may not be subordinated to certain other outstanding securities and obligations of the issuer, which may be secured by all or substantially all of the issuer's assets. High yield securities (junk bonds) may also not be protected by financial covenants or limitations on additional indebtedness. The market values of certain of these debt securities may reflect individual corporate developments. General economic recession or a major decline in the demand for products and services in the industry in which the borrower operates would likely have a materially adverse impact on the value of such securities or could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield debt securities (junk bonds).

Credit Risk

One of the fundamental risks associated with the Fund's investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. The Fund's return to investors would be adversely impacted if an issuer of debt in which the Fund invests becomes unable to make such payments when due.

Although the Fund may make investments that the Adviser believes are secured by specific collateral, the value of which may initially exceed the principal amount of such investments or the Fund's fair value of such investments, there can be no assurance that the liquidation of any such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. The Fund may also invest in leveraged loans, high yield securities, marketable and non-marketable common and preferred equity securities and other unsecured investments, each of which involves a higher degree of risk than secured loans. Furthermore, the Fund's right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of a senior lender, to the extent applicable. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In addition, loans may provide for payments-in-kind, which have a similar effect of deferring current cash payments. In such cases, an issuer's ability to repay the principal of an investment may depend on a liquidity event or the long-term success of the company, the occurrence of which is uncertain. With respect to the Fund's investments in any number of credit products, if the borrower or issuer breaches any of the covenants or restrictions under the credit agreement that governs loans of such issuer or borrower, it could result in a default under the applicable indebtedness as well as the indebtedness held by the Fund. Such default may allow the creditors to accelerate the related debt and may result in the acceleration of any other debt to which a cross-acceleration or cross-default provision applies. This could result in an impairment or loss of the Fund's investment or a pre-payment (in whole or in part) of the Fund's investment.

Issuers in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or the continuation or worsening of the current (or any future) economic and financial market downturns and dislocations. As a result, companies that the Fund expected to be stable or improve may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or experience financial distress. In addition, exogenous factors such as fluctuations of the equity markets also could result in warrants and other equity securities or instruments owned by the Fund becoming worthless.

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2025 (Unaudited) (Continued)

Portfolio Fair Value Risk

Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately held companies in which the Fund may invest. Many of the Fund's investments are not exchange-traded, but are, instead, traded on a privately negotiated over the counter ("OTC") secondary market for institutional investors. The Adviser, as valuation designee, is responsible for the valuation of the Fund's portfolio investments and implementing the portfolio valuation process set forth in the Adviser's and the Fund's valuation policy. The Adviser has a conflict of interest as valuation designee as it receives an asset-based management fee. Valuations of Fund investments are disclosed quarterly in reports publicly filed with the SEC.

A high proportion of the Fund's investments relative to its total investments are valued at fair value. Certain factors that may be considered in determining the fair value of the Fund's investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the issuer's earnings and its ability to make payments on its indebtedness, the markets in which the issuer does business, comparison to selected publicly-traded companies, discounted cash flow and other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Adviser about such companies' financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund's investments being valued on the basis of this reported information. Further, the Fund is offered on a daily basis and calculates a daily NAV per Share. The Adviser seeks to evaluate on a daily basis material information about the Fund's investments; however, for the reasons noted herein, the Adviser may not be able to acquire and/or evaluate properly such information on a daily basis. Due to these various factors, the Adviser's fair value determinations could cause the Fund's NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive.

Market Risk

The success of the Fund's activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund's investments), trade barriers, the imposition of tariffs, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of heightened geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China, an escalation in conflict between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East or other systemic issues or industry-specific economic disruptions, could lead to disruption, instability and volatility in the global markets. The U.S. government may renegotiate some of its global trade relationships with foreign governments and may impose or threaten to impose significant tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

Current and historic market turmoil has illustrated that market environments may, at any time, be characterized by uncertainty, volatility and instability. Serious economic disruptions may result in governmental authorities and regulators enacting significant fiscal and monetary policy changes, including by providing direct capital infusions

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2025 (Unaudited) (Continued)

into companies, introducing new monetary programs and considerably increasing or lowering interest rates, which, in some cases resulted in negative interest rates.

As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as the COVID-19 pandemic, persists for an extended period of time. Similarly, geopolitical and other events, such as actual or threatened war or military conflicts, acts of terrorism, social unrest, natural disasters, extreme weather, other geological events, man-made disasters, bank failures, trade wars, inflation, deflation, recessions or other events, and governments' reactions (as well as responses to government reactions or interventions) to such events, may lead to increased market volatility and instability in world economies and markets generally. The value of the Fund's investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf the Fund.

Many of the issuers in which the Fund will make investments may be susceptible to economic slowdowns or recessions and may be unable to repay the loans made to them during these periods. Therefore, non-performing assets may increase and the value of the Fund's portfolio may decrease during these periods as the Fund is required to record the investments at their current fair value. Adverse economic conditions also may decrease the value of collateral securing some of the Fund's loans and the value of its investments. Economic slowdowns or recessions could lead to financial losses in the Fund's portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase the Fund's and the issuers' funding costs, limit the Fund's and the issuers' access to the capital markets or result in a decision by lenders not to extend credit to the Fund or the issuers. These events could prevent the Fund from increasing investments and harm its operating results.

An issuer's failure to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the issuer's ability to meet its obligations under the debt that the Fund holds. The Fund may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. In addition, if one of the issuers were to go bankrupt, depending on the facts and circumstances, including the extent to which the Fund will actually provide significant managerial assistance to that issuer, a bankruptcy court might subordinate all or a portion of the Fund's claim to that of other creditors.

The prices of financial instruments in which the Fund may invest can be highly volatile. General fluctuations in the market prices of securities may affect the value of the investments held by the Fund. Instability in the securities markets may also increase the risks inherent in the Fund's investments.

Nature of the Fund's Investment Risk

The Fund has a very broad mandate with respect to the type and nature of investments in which it participates. While some of the loans in which the Fund will invest may be secured, the Fund may also invest in debt and equity securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. In such instances, the ability of the Fund to influence an issuer's affairs, especially during periods of financial distress or following an insolvency is likely to be substantially less than that of senior creditors. For example, under terms of subordination agreements, senior creditors are typically able to block the acceleration of the debt or other exercises by the Fund of its rights as a creditor. Accordingly, the Fund may not be able to take the steps necessary to protect its investments in a timely manner or at all. In addition, the debt securities in which the Fund will invest may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and may not be rated by a credit rating agency.

The borrowers of loans constituting the Fund's assets may seek the protections afforded by bankruptcy, insolvency and other debtor relief laws. Bankruptcy proceedings are unpredictable as described further below in "Bankruptcy

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2025 (Unaudited) (Continued)

of Borrower Risk." Additionally, the numerous risks inherent in the insolvency process create a potential risk of loss by the Fund of its entire investment in any particular investment. Insolvency laws may, in certain jurisdictions, result in a restructuring of the debt without the Fund's consent under the "cramdown" provisions of applicable insolvency laws and may also result in a discharge of all or part of the debt without payment to the Fund.

Debt securities are also subject to other risks, including (i) the possible invalidation of an investment transaction as a "fraudulent conveyance," (ii) the recovery of liens perfected or payments made on account of a debt in the period before an insolvency filing as a "preference," (iii) equitable subordination claims by other creditors, (iv) so called "lender liability" claims by the issuer of the obligations (see "Risks Related to Investments in Loans") and (v) environmental liabilities that may arise with respect to collateral securing the obligations. Additionally, adverse credit events with respect to any issuer, such as missed or delayed payment of interest and/or principal, bankruptcy, receivership, or distressed exchange, can significantly diminish the value of the Fund's investment in any such company. The Fund's investments may be subject to early redemption features, refinancing options, pre-payment options or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Fund earlier than expected. Accordingly, there can be no assurance that the Fund's investment objective will be realized.

Use of Leverage Risk

The Fund may employ leverage, including through a secured credit facility, to achieve its investment objective and may consider other potential uses of leverage in the future. The Fund's willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including the Adviser's assessment of the yield curve environment, interest rate trends, market conditions and other factors.

Risk Relating to Fund's RIC Status

Although the Fund intends to elect to be treated as a RIC under Subchapter M of the Code, no assurance can be given that the Fund will be able to qualify for and maintain RIC status. If the Fund qualifies as a RIC under the Code, the Fund generally will not be subject to corporate-level federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to its Shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed as dividends for U.S. federal income tax purposes to the Fund's Shareholders, the Fund must, among other things, meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if the Fund distributes dividends each tax year for U.S. federal income tax purposes of an amount generally at least equal to 90% of the sum of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to the Fund's Shareholders.

5.  CAPITAL STOCK

The Fund currently offers Class S Shares and intends to offer Class F Shares at a later date. With respect to Class S Shares, the minimum initial investment is $1,000,000 for all accounts. With respect to Class F Shares, the minimum initial investment is $2,500 for regular accounts and $1,000 for retirement plan accounts. There is no minimum subsequent investment amount for Class S Shares or Class F Shares. The Fund reserves the right to waive investment minimums. The Fund may charge a distribution and/or shareholder servicing fee totaling up to 0.50% per year on Class F Shares. The Fund and the Adviser have received exemptive relief to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive relief, the Fund and/or the Adviser may be required to comply with certain regulations that would not otherwise apply.

Shares will generally be offered for purchase on each business day.

The Fund is structured as a closed-end interval fund which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. For each repurchase offer the Board will set an amount between 5% and 25% of the Fund's Shares based on relevant factors, including the liquidity of the Fund's positions and the Shareholders' desire for liquidity.

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2025 (Unaudited) (Continued)

6.  AGREEMENTS

Investment Advisory Agreement and Incentive Fee

Pursuant the investment advisory agreement, dated as of April 18, 2024 (the "Investment Advisory Agreement"), by and between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components—a base management fee (the "Management Fee") and an incentive fee (the "Incentive Fee"). The Management Fee is calculated and payable monthly in arrears at the annual rate of 0.95% of the average daily value of the Net Assets. "Net Assets" means the total assets of the Fund minus the Fund's liabilities. For the period January 1, 2025 through June 30, 2025, the Adviser earned gross Management Fees of $459,053.

The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund's "pre-incentive fee net investment income" for the immediately preceding quarter, subject to a hurdle rate, expressed as a rate of return on the Fund's Net Assets equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a "catch-up" feature. For this purpose, "pre-incentive fee net investment income" means interest income, dividend income, and any other income earned or accrued during the calendar quarter, minus the Fund's operating expenses (which, for this purpose shall not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation or Incentive Fee) for the quarter. For purposes of the Incentive Fee, Net Assets are calculated for the relevant quarter as the weighted average of the NAV of the Fund as of the first business day of each month therein. The weighted average NAV shall be calculated for each month by multiplying the NAV as of the beginning of the first business day of the month times the number of days in that month, divided by the number of days in the applicable calendar quarter.

The "catch-up" provision is intended to provide the Adviser with an incentive fee of 15% on all of the Fund's pre-incentive fee net investment income when the Fund's pre-incentive fee net investment income reaches 2.1429% of Net Assets in any calendar quarter.

For the period January 1, 2025 through June 30, 2025, the Adviser earned a gross Incentive Fee of $635,215. The Adviser contractually waived the incentive fee catch-up of $410,647 and voluntarily waived the residual incentive fee of $224,568. These waiver amounts are not recoupable by the Adviser.

Management Fee Waiver Agreement

Pursuant to a Management Fee Waiver Agreement between the Fund and the Adviser (the "Management Fee Waiver Agreement"), the Adviser has contractually agreed, through the first year after the date on which the Fund's Net Assets equal $250 million, but in no instance sooner than May 1, 2026, to waive (i) the Management Fee it is entitled to receive from the Fund pursuant to the Investment Advisory Agreement to the extent necessary to limit its Management Fee to 0.70% of the average daily value of the Fund's Net Assets and (ii) the catch-up feature related to the Incentive Fee, with the effect that the Incentive Fee will equal 15% of the portion of the Fund's pre-incentive fee net investment income that exceeds the hurdle rate. For the six-month period ended June 30, 2025, the Advisor waived $120,803, which is not recoupable by the Adviser.

Expense Limitation Agreement

The Adviser and the Fund have entered into the Expense Limitation Agreement in respect of each of Class S Shares and Class F Shares under which the Adviser has agreed contractually until May 1, 2026 to waive its Management Fee and/or reimburse the Fund's initial organizational and offering costs, as well as the Fund's operating expenses on a monthly basis to the extent that the Fund's monthly total annualized fund operating expenses in respect of each class (excluding (i) expenses directly related to the costs of making investments, including interest and structuring costs for borrowings and line(s) of credit, taxes, brokerage costs, the Fund's proportionate share of expenses related to co-investments, litigation and extraordinary expenses, (ii) Incentive Fees and (iii) any distribution and/or shareholder servicing fees) exceed 2.00% of the average NAV of such class (the "Expense Cap").

In consideration of the Adviser's agreement to waive its Management Fee and/or reimburse the Fund's operating expenses, the Fund has agreed to repay the Adviser in the amount of any waived Management Fees and Fund expenses reimbursed in respect of each of Class S Shares and Class F Shares subject to the limitation that a reimbursement (an "Adviser Recoupment") will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser; and

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2025 (Unaudited) (Continued)

(ii) the Adviser Recoupment does not cause the Fund's total annual operating expenses (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Cap of such class. The Adviser Recoupment for a class of Shares will not cause Fund expenses in respect of that class to exceed the Expense Cap either (i) at the time of the waiver or (ii) at the time of recoupment. The Expense Limitation Agreement will remain in effect until May 1, 2026, unless and until the Board approves its modification or termination.

As of June 30, 2025, the Adviser waived $894,761, of which $484,085 is eligible for recoupment through December 31, 2027 and $410,676 through December 31, 2028.

Effective January 1, 2025, the Adviser contractually agreed to reduce the Expense Cap as follows: 1.00% for the period January 1, 2025 through March 31, 2025; 1.25% for the period April 1 through May 31, 2025; and 1.50% for the period June 1 through June 30, 2025.

Administration Agreement

The Fund has entered into an administration agreement (the "Administration Agreement") with UMB Fund Services, Inc. (the "Administrator"). The Administrator will perform, or oversee the performance of, certain of the Fund's required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund's Shareholders and reports filed with the Securities and Exchange Commission ("SEC"). In addition, the Administrator generally will oversee the payment of the Fund's expenses and the performance of administrative and professional services rendered to the Fund by others.

Distribution Plan Agreement

The Fund has adopted a "Distribution and Shareholder Services Plan" with respect to its Class F Shares under which the Fund may compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Distribution and Shareholder Services Plan, the Fund's Class F Shares may incur expenses on an annual basis of up to 0.50% of its average monthly Net Assets. With respect to Class F Shares, the entire fee is characterized as a "distribution fee."

The Distribution and Shareholder Services Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset based distribution fees.

Distribution Agreement

Distribution Services, LLC, serves as the Fund's principal underwriter and acts as the Distributor of the Fund's Shares on a best efforts basis, subject to various conditions. The Fund's Shares are offered for sale through the Distributor at NAV plus any applicable sales load. The Distributor also may enter into broker-dealer selling agreements with other broker dealers for the sale and distribution of the Fund's Shares.

Custodian Agreement

UMB Bank, n.a. (the "Custodian"), serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub custodians in a securities depository, clearing agency or omnibus customer account of such custodian. In consideration for these services, the Fund pays the Custodian a minimum monthly custodian fee.

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2025 (Unaudited) (Continued)

7.  LINES OF CREDIT

The Fund entered into a line of credit agreement (the "Fund Credit Agreement") with TriState Capital Bank on October 23, 2024, which matures on October 23, 2026. The terms of the Fund Credit Agreement provide a $15,000,000 committed, secured revolving credit facility. The Fund Credit Agreement provides for a commitment fee of 0.35% per annum on unused capacity plus interest accruing on any borrowed amounts, for any day, at a rate per annum equal to the greater of (a) the Term SOFR rate plus 3.15%, and (b) the all-in floor of 4.75% per annum. As of June 30, 2025, the outstanding balance was $6,850,000 at an effective interest rate of 7.47%. For the six-month period ended June 30, 2025, the average daily principal balance outstanding and related average interest rate was approximately $6,153,039 and 7.47%, respectively, and the maximum outstanding balance was $11,000,000. Interest expense during the six-month period ended June 30, 2025 was $221,562. Commitment fees incurred are prepaid and amortized over the term of the loan. As of June 30, 2025, $346,463 of commitment fees remains as an unamortized prepaid asset, while $126,907 was expensed during the six-month period ended June 30, 2025.

The Fund's majority owned subsidiary BE OLD entered into a line of credit agreement (the "BE OLD Credit Agreement") with Forbright Bank on December 15, 2021 and amended on December 6, 2023, and which matured on March 10, 2025. The terms of the BE OLD Credit Agreement provided a $25,000,000 committed, secured revolving credit facility (the "BE OLD Credit Facility"). The BE OLD Credit Agreement provided for a commitment fee of 0.375% per annum on unused capacity plus interest accruing on any borrowed amounts, for any day, at a rate per annum equal to the greater of (a) the Term SOFR rate plus 3.75%, and (b) the Maximum Rate as defined in the BE OLD Credit Agreement. As of February 21, 2025 the line credit was paid off.

8.  BENEFICIAL OWNERSHIP & RELATED PARTY TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. On June 30, 2025, MA Eagle II Holdings Fund and MA Eagle Holdings Fund owned 60% and 32% of the Fund respectively. These entities are affiliates of the Fund and may be deemed to be affiliated with the Adviser.

9.  INVESTMENT TRANSACTIONS

For the six-month period ended June 30 2025, there were purchases of $74,275,979, and sales of $34,136,363.

10.  FEDERAL INCOME TAXES

At June 30, 2025, gross unrealized appreciation and depreciation of investments owned by the Funds, based on cost for federal income tax purposes were as follows:

Cost of investments	$123,547,239
Gross unrealized appreciation	624,794
Gross unrealized depreciation	(1,158,093)
Net unrealized appreciation/(depreciation) on investments	$(533,299)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax character of the distribution paid during the fiscal period ended December 31, 2024 are as follows:

Distributions paid from:	2024
Ordinary income	$3,686,076
Net long term capital gains	—
Return of capital	—
Total distributions paid	$3,686,076

MA Specialty Credit Income Fund

Notes to the Consolidated Financial Statements

June 30, 2025 (Unaudited) (Continued)

11.  COMMITMENTS

As of June 30, 2025, the Fund had total outstanding commitments of $24,737,490; $4,737,490 from commercial loans and $20,000,000 from private investment vehicles.

12.  SUBSEQUENT EVENTS

In preparing these financial statements, management has evaluated subsequent events through the date of issuance. There have been no subsequent events, except as noted below, that occurred during such period that would require disclosure or would be required to be recognized in the consolidated financial statements.

On August 12, 2025, the Fund completed a quarterly Repurchase Offer resulting in no repurchases.

MA Specialty Credit Income Fund

Additional Information

June 30, 2025 (Unaudited)

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund's Form N-PORT is available, without charge and upon request by calling 844-944-4822 or on the SEC's website at www.sec.gov.

Proxy Voting Policies and Procedures

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 844-944-4822 or on the SEC's website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, will also be available without charge and upon request by calling 844-944-4822, by visiting https://mafinancial.com/us/invest/ma-specialty-credit-income-fund or by accessing the Fund's Form N-PX on the SEC's website at www.sec.gov.

Tax Information

For the year ended December 31, 2024, 0% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund is designated as qualified dividend income.

For the year ended December 31, 2024, 0% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund qualifies for the dividends received deduction available to corporate shareholders.

MA Specialty Credit Income Fund

Privacy Notice

June 30, 2025 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• Account balances
• Account transactions
• Transaction history
• Wire transfer instructions
• Checking account information
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?  Call 877-773-7703

MA Specialty Credit Income Fund

Privacy Notice

June 30, 2025 (Unaudited) (Continued)

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?	We collect your personal information, for example, when you
• Open an account
• Provide account information
• Give us your contact information
• Make a wire transfer
• Tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• Sharing for affiliates' everyday business purposes — information about your creditworthiness
• Affiliates from using your information to market to you
• Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund doesn't share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund doesn't jointly market.

Investment Manager

MA Asset Management, LLC
3 West Main Street, Suite 301
Irvington, NY 10533
Website: www.mafinancial.com

Custodian Bank

UMB Bank, N.A.
1010 Grand Boulevard
Kansas City, MO 64106

Fund Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor

Distribution Services, LLC
190 Middle Street, Suite 190
Portland, Maine 04101

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Dechert LLP
1900 K Street, NW
Washington, DC, 20006

ITEM 1. REPORTS TO STOCKHOLDERS CONTINUED.

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

Not applicable to semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to semi-annual reports

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to semi-annual reports

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. RENUMERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to semi-annual reports.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)  Not applicable to semi-annual reports.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

ITEM 14. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant’s nominating committee accepts and reviews shareholder nominations for trustees. A shareholder nomination for trustee may be submitted to the registrant by sending the nomination to the nominating committee. The nominating committee will evaluate candidates recommended by management of the registrant and by shareholders in a similar manner, as long as the recommendation submitted by a shareholder includes at a minimum: the name, address and telephone number of the recommending shareholder and information concerning the shareholder’s interests in the registrant in sufficient detail to establish that the shareholder held shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the nominating committee in evaluating the recommended nominee’s qualifications to serve as a trustee.

ITEM 16. CONTROLS AND PROCEDURES

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

(b)  Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a) Not applicable.

(b)  Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Not applicable to semi-annual reports.

(a)(2)  Not applicable.

(a)(3)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)  Not applicable.

(a)(5)  Not applicable.

(b)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) MA Specialty Credit Income Fund

By (Signature and Title)*

/s/ Paul Grady
Paul Grady, Treasurer
(Principal Financial Officer)

Date	September 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/s/ Joseph P. Marra
Joseph P. Marra, President
(Principal Executive Officer)

Date	September 4, 2025

By (Signature and Title)*

/s/ Paul Grady
Paul Grady, Treasurer
(Principal Financial Officer)

Date	September 4, 2025

* Print the name and title of each signing officer under his or her signature.